UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               DEFA 14C
              ADDITIONAL INFORMATION STATEMENT MATERIALS
                           November 6, 2001

                         CompuDyne Corporation
                         7249 National Drive
                        Hanover, Maryland 21076

     CompuDyne Corporation, a Nevada corporation, filed a preliminary information statement with the Commission on October 17, 2001 in connection with the sale by CompuDyne of 1,076,569 shares of CompuDyne's common stock to a group of accredited investors in a Private Investment Public Equity ("PIPE") transaction in which William Blair Mezzanine Capital Fund II, L.P. is also selling 1,373,431 shares of CompuDyne common stock owned by it in the PIPE. CompuDyne's management decided that it did not need to seek the consent of the shareholders with respect to this transaction. The PIPE transaction was completed on October 29, 2001.